UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2021

Science Applications International Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35832	46-1932921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12010 Sunset Hills Road Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 676-4300

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SAIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2021, Science Applications International Corporation (the “Company”) announced that Milford W. McGuirt was appointed as a member of the Board of Directors of the Company (the “Board”) for an initial term beginning on July 1, 2021 (the “Effective Date”) and expiring at the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”). In connection with the appointment of Mr. McGuirt to the Board, the Company increased the size of the Board from ten to eleven members. As of the Effective Date, Mr. McGuirt will become a member of each of the Audit Committee and the Nominating and Corporate Governance Committee of the Board.

Mr. McGuirt previously served as Managing Partner of the Atlanta office and Mid-South Area of KPMG until his retirement in September 2019. During a 33-year career at KPMG, Mr. McGuirt held a number of leadership positions, including as a senior partner and the National Audit Sector Leader and National Industry Leader for the firm’s higher education practice. Prior to joining KPMG, Mr. McGuirt served as an audit manager with Coopers & Lybrand.

In connection with his service on the Board, Mr. McGuirt will be entitled to receive the standard annual cash and equity compensation paid to all non-employee directors of the Company, pro-rated until the 2022 Annual Meeting, and to participate in the Company’s Deferred Compensation Plan, which allows directors to defer 100% of the cash retainer and meeting fees they receive in connection with their service as a member of the Board.

There are no arrangements or understandings between Mr. McGuirt and any other persons pursuant to which Mr. McGuirt was selected as a director of the Company. There are no relationships or related transactions between Mr. McGuirt or any member of his immediate family and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On June 29, 2021, the Company issued a press release announcing the event discussed in Item 5.02 above, the text of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated June 29, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: June 29, 2021	By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and Corporate Secretary

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